UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 16, 2021

Evolv Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39417	84-4473840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Totten Pond Road, 4th Floor Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

 (781) 374-8100

Registrant’s telephone number, including area code

NewHold Investment Corp.

12141 Wickchester Ln., Suite 325

Houston, Texas 77079

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVLV	The Nasdaq Stock Market
Warrants to purchase one share of Class A common stock	EVLVW	The Nasdaq Stock Market
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	EVLVU	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Unless the context otherwise requires, “we,” “us,” “our,” “Evolv” and the “Company” refer to Evolv Technologies Holdings, Inc., a Delaware corporation, and its consolidated subsidiaries following July 16, 2021 (the “Closing”). Unless the context otherwise requires, references to “NHIC” refer to NewHold Investment Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on June 28, 2021 by NHIC in the section entitled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed with the SEC on July 22, 2021 (the “Original Form 8-K”). The Company is filing this Amendment to the Original Form 8-K to include (a) the unaudited condensed consolidated financial statements of the Company as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 as Exhibit 99.3, (b) the Management’s Discussion and Analysis of Financial Conditions and Results of Operations of the Company for the three and six months ended June 30, 2021 and 2020 as Exhibit 99.4 and (c) the unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 and as of and for the six months ended June 30, 2021 as Exhibit 99.2.

Accordingly, the Original Form 8-K is hereby amended solely to amend and restate Item 9.01. The Original Form 8-K otherwise remains unchanged.

Item 9.01.	Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Legacy Evolv for the years ended December 31, 2020 and 2019 are included in the Proxy Statement/Prospectus beginning on page F-40 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Legacy Evolv for the three months ended March 31, 2021 and 2020 are included in the Proxy Statement/Prospectus beginning on page F-22 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of the Company for the three and six months ended June 30, 2021 and 2020 are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Conditions and Results of Operations of the Company for the three and six months ended June 30, 2021 and 2020 is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 as of and for the six months ended June 30, 2021 is filed as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date
2.1*	Agreement and Plan of Merger, dated as of March 5, 2021, by and among the NHIC, Merger Sub and Legacy Evolv.	8-K	2.1	3/8/21
2.2**	First Amendment to Agreement and Plan of Merger dated June 5, 2021, by and among the Company, Merger Sub and Legacy Evolv.
3.1**	Amended and Restated Certificate of Incorporation.
3.2**	Amended and Restated By-Laws.
4.1	Specimen Class A Common Stock Certificate.	S-4/A	4.4	6/9/21
4.2	Specimen Warrant Certificate.	S-1/A	4.3	7/27/20
4.3	Warrant Agreement, dated July 30, 2020, by and between NHIC and Continental Stock Transfer & Trust Company, as warrant agent.		S-1/A	4.4	7/27/20
10.1	Letter Agreement, dated July 30, 2020, by and among NHIC, its officers, its directors and NewHold Industrial Technology Holdings LLC.		S-1/A	10.1	7/27/20
10.2	Investment Management Trust Agreement, dated July 30, 2020, by and between Continental Stock Transfer & Trust Company and NewHold.		S-1/A	10.3	7/27/20
10.3	Registration Rights Agreement, dated July 30, 2020, by and among NHIC and certain stockholders.		S-1/A	10.4	7/27/20
10.4	Promissory Note, dated July 30, 2020, issued to NewHold Industrial Technology Holdings LLC.		S-1/A	10.2	7/27/20
10.5	Administrative Support Agreement, dated July 30, 2020, by and between the Registrant and NewHold Enterprises LLC.		S-1/A	10.8	7/27/20
10.6	Subscription Agreement, dated July 30, 2020, by and among the Registrant, NewHold Industrial Technology Holdings LLC and each of the Anchor Investors.		S-1/A	10.8	7/27/20
10.7	Form of Indemnity Agreement of NHIC.		S-1/A	10.7	7/27/20
10.8	Sponsor Support Agreement, dated March 5, 2021, by and among NHIC and the Sponsor.		8-K	10.1	3/8/21
10.9	Letter Agreement, dated March 5, 2021, by and among NewHold Industrial Technology Holdings LLC, Legacy Evolv, NHIC and certain other parties thereto.		8-K	10.2	3/8/21
10.10	Form of Indemnification Agreement.		S-4/A	10.10	6/9/21
10.11	Amended and Restated Executive Employment Agreement between Legacy Evolv and Peter George.		S-4/A	10.11	6/9/21
10.12	Executive Employment Agreement between Legacy Evolv and Anil R. Chitkara.		S-4/A	10.12	6/9/21
10.13	Executive Employment Agreement between Legacy Evolv and Peter Faubert.		S-4/A	10.13	6/9/21
10.14	Form of 2021 Evolv Technologies Holdings, Inc. Incentive Award Plan.		S-4/A	10.14	6/9/21
10.15	Form of 2021 Evolv Technologies Holdings, Inc. Employee Stock Purchase Plan.		S-4/A	10.15	6/9/21
10.16**	Form of Amended and Restated Registration Rights Agreement by and among NHIC, Evolv and certain stockholders.
16.1**	Letter from WithumSmith+Brown PC to the U.S. Securities and Exchange Commission dated July 21, 2021.
21.1**	Subsidiaries of the Company.

99.1**	Press release dated July 19, 2021.
99.2	Unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 and as of and for the six months ended June 30, 2021.
99.3	Unaudited condensed consolidated financial statements of the Company as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020.
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the three and six months ended June 30, 2021 and 2020.

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

** Previously Filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 16, 2021

EVOLV TECHNOLOGIES HOLDINGS, INC.

By:	/s/ Peter George
Name:	Peter George
Title:	Chief Executive Officer